National Fuel Gas Company Investor Presentation February 2014 Exhibit 99

National Fuel Gas Company
Safe Harbor For Forward Looking Statements

This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, objectives, goals, projections, estimates of oil and gas quantities, strategies, future events or performance and underlying assumptions, capital structure, anticipated capital expenditures, completion of construction projects, projections for pension and other post-retirement benefit obligations, impacts of the adoption of new accounting rules, and possible outcomes of litigation or regulatory proceedings, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,”
“intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions.  Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished.
In addition to other factors, the following are important factors that, in the view of the Company, could cause actual results to differ materially from those discussed in the forward-looking statements:  factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas and oil reserves, including among others geology, lease availability, title disputes, weather conditions, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations;
changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, allowed rates of return, rate design and retained natural gas), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; changes in the price of natural gas or oil; changes in price differentials between similar quantities of natural gas or oil sold at different geographic locations, and the effect of such changes on commodity production, revenues and demand for pipeline transportation capacity to or from such locations; other changes in price differentials between similar quantities of natural gas or oil having different quality, heating value, hydrocarbon mix or delivery date;
impairments under the SEC’s full cost ceiling test for natural gas and oil reserves;  uncertainty of oil and gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas or oil; changes in demographic patterns and weather conditions; changes in the availability, price or accounting treatment of derivative financial instruments; delays or changes in costs or plans with respect to Company projects or related projects of other companies, including difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in economic conditions, including global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services;  the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks or pest infestation; significant differences between the Company’s projected and actual capital expenditures and operating expenses;
changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-
retirement benefits; or increasing costs of insurance, changes in coverage and the ability to obtain insurance.
Forward-looking statements include estimates of oil and gas quantities. Proved oil and gas reserves are those quantities of oil and gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations.
Other estimates of oil and gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves.  Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuelgas.com.
You can also obtain this form on the SEC’s website at www.sec.gov.
For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see
“Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2013 and the Form 10-Q for the quarter ended December 31, 2013. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

Corporate

CANADA
Lake Ontario
NY
VT
NH
MA
CT
Lake Erie
OH
PA
NJ
Atlantic Ocean
WV
MD
NATIONAL FUEL PIPELINES
SENECA RESOURCES ACREAGE
UTILITY SERVICE AREA

February 2014

National Fuel Gas Company
Exceptional Assets, Focused on Execution

1.549 Tcfe of Proved Reserves
(1)
800,000 Net Acres in Pennsylvania
2.8 MMBbl of Crude Oil Production
(2)
$208 Million of Midstream Adjusted EBITDA
(2)
(1) As of September 30, 2013
(2) 12 months ended December 31, 2013

Corporate

National Fuel

Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
Adjusted EBITDA ($ Millions)
$1,250
$1,000
$750
$500
$250
$0
2009 to 2013: 10% CAGR
$581
$280
$131
$164
$632
$327
$121
$167
$668
$377
$111
$169
$704
$397
$137
$160
$852
$492
$161
$172
$902
$522
$39
$169
$174
2009
2010
2011
2012
2013
12-Months Ended 12/31/13
2014 Forecast
2015 Forecast
Fiscal Year

February 2014

National Fuel Gas Company
Targeting Sustained Growth for the Next Five Years

Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.
2014 – 2018
10-15%
Forecasted
Adjusted EBITDA
CAGR

Corporate

National Fuel

$1,500
$1,250
$1,000
$750
$500
$250
$0
Capital Expenditures ($ Millions)
Exploration & Production Segment
Gathering Segment
Pipeline & Storage Segment
Utility Segment
Energy Marketing & Other
$307(1)
$188
$53
$56
$501
$398
$38
$58
$854
$649
$129
$58
$977
$694
$80
$144
$58
$717
$533
$55
$56
$72
$855-
$1,035
$550-
$650
$100-
$150
$115-
$135
$90-$100
$1,065-
$1,275
$650-
$750
$100-
$150
$225-
$275
$90-$100
2009
2010
2011
2012
2013
2014
Forecast
2015
Forecast
Fiscal Year

February 2014

National Fuel Gas Company
Capital Spending Adjusts to Capitalize on Opportunities

Note: A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation.
(1) Does not include the $34.9 MM Seneca Resources Corporation’s acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the
Statement of Cash Flows, and was not includedin the Exploration & Production segment’s Capital Expenditures

Corporate

2.5
2.0
1.5
1.0
0.5
0.0
Average Debt / Adjusted EBITDA
2.02
1.98
1.75
1.89
1.89
1.82
2009
2010
2011
2012
2013
12-Months Ended 12/31/13
Fiscal Year

Shareholders' Equity 58%

February 2014

National Fuel Gas Company
Maintaining a Strong Balance Sheet

Total Debt
(1)
42%
$3.900 Billion
As of December 31, 2013
Debt / Adjusted EBITDA Capitalization
Note:  A reconciliation of Adjusted EBITDA to Net Income is included at the end of this presentation
(1) Long-Term Debt of $1.649 billion

Corporate

National Fuel

Dividend Consistency	
Consecutive Dividend Payments	**111 Years**
Consecutive Dividend Increases	**43 Years**
Current Annualized Dividend Rate	**$1.50 per Share**

$2.00
$1.50
$1.00
$0.50
$0.00
Annual Dividend Rate
1970
1976
1982
1988
1994
2000
2006
2012
Annual Rate at Fiscal Year End

February 2014

National Fuel Gas Company Dividend Track Record 7 Current Dividend Yield (1) 2.0% (1) As of January 28, 2014

8 Exploration & Production Overview

Upstream

National Fuel

2000
1500
1000
500
0
Natural Gas (Bcf)
Crude Oil (MMbbl)
Total Proved Reserves (Bcfe)
2010 to 2013 CAGR: 31%
503
226
46.2
528
249
46.6
700
428
45.2
935
675
43.3
1,246
988
42.9
1,549
1,300
41.6
2008
2009
2010
2011
2012
2013
At September 30

February 2014

Seneca Resources
Proven Record of Growth

Fiscal
Years
3-Year
F&D Cost (1)
($/Mcfe)
2006-2008 $7.63
2007-2009 $5.35
2008-2010 $2.37
2009-2011 $2.09
2010-2012 $1.87
2011-2013 $1.67
(1) Represents a three-year average U.S. finding and development cost
2013 F&D Cost = $1.31
Marcellus F&D: $0.99
Doubled Proved Reserves
Since 2010
71% Proved Developed

Upstream

Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)
Annual Production (Bcfe)
225
150
75
0
~34% CAGR
49.7
13.3
16.5
19.8
67.6
43.2
19.2
83.4
62.9
20.5
120.7
100.7
20.0
145-165
125-143
20-22
180-220
158-196
22-24
2010
2011
2012
2013
2014 Forecast
2015 Forecast
Fiscal Year

February 2014

Seneca Resources Delivering Tremendous Production Growth 10

Upstream

Gulf of Mexico (Divested in 2011)
East Division (Appalachia)
West Division (California/Kansas)
Capital Expenditures ($ Millions)
$1,000
$800
$600
$400
$200
$0
$188(1)
$139
$31
$398
$356
$28
$649
$596
$47
$694
$631
$63
$533
$428
$105
$550-$650
$460-$520
$90-$130
$650-$750
$560-$620
$90-$130
2009
2010
2011
2012
2013
2014 Forecast
2015 Forecast
Fiscal Year

February 2014

Seneca Resources
Disciplined Capital Spending

(1) Does not include the $34.9 MM acquisition of Ivanhoe’s U.S.-based assets in California, as this was accounted for as an investment in subsidiaries on the Statement of Cash Flows, and was not included in Capital Expenditures

Upstream

Property, Franchise & Other Taxes
Other O&M Expense
General & Administrative Expense
Lease Operating & Transportation Expense (Transportation Only)
Lease Operating & Transportation Expense (Excl. Transportation)
Unit Cash Cost ($/Mcfe)
$4.50
$3.00
$1.50
$0.00
$2.56
$0.28
$0.60
$1.35
$2.42
$0.20
$0.69
$1.26
$2.23
$0.21
$0.64
$1.17
$2.09
$0.18
$0.73
$0.17
$0.91
$2.01
$0.28
$0.65
$0.24
$0.76
$1.74
$0.14
$0.52
$0.34
$0.65
$1.65
$0.15
$0.43(1)
$0.48(2)
$0.52(2)
2008
2009
2010
2011
2012
2013
2014 Forecast
Fiscal Year

February 2014

Seneca Resources
LOE: Operating Costs Down; Transportation Costs Up

(1) Represents the midpoint of current General & Administrative Expense guidance of $0.40 to $0.45 per Mcfe for fiscal 2014
(2) The total of the two Lease Operating Expense components represents the midpoint of current Lease Operating Expense guidance of $0.90 to $1.10 per Mcfe for fiscal 2014

Upstream

Seneca Fee
Seneca Lease
Chautauqua
Cattaraugus
Allegany
Chemung
Warren
McKean
Potter
Tioga
Bradfo
Crawford
Forest
Venango
Elk
Cameron
Sulliv
Mercer
Lycoming
Clarion
Blair
Juniata
720,000 Acres
60,000 Acres

Western Development Area (WDA)

- ✓ **Average net revenue interest (NRI): 98%**
  - ➢ No lease expiration
  - ➢ No royalty on most acreage
- ✓ **Highly contiguous**
  - ➢ Significant economies of scale
- ✓ **1,700 to 2,000 locations de-risked**

Eastern Development Area (EDA)

- ✓ **Mostly leased (16-18% royalty)**
- ✓ **No near-term lease expiration**
  - ➢ First large expiration: 2018
- ✓ **Ongoing development drilling in Tioga and Lycoming counties**
- ✓ **~225 locations remaining**
  - ➢ ~70-90 wells in Lycoming County

February 2014

Marcellus Shale Prolific Pennsylvania Acreage 13

Upstream

National Fuel

MCKEAN
TIOGA
PO
LYCOMING
CLINTON
SRC Acreage
Fee
Lease
Pipeline by Owner
Transco
Tennessee
NFG Midstream

February 2014

Marcellus Shale
EDA Delivering Significant Growth

Covington – Fully Developed
Gross Production: ~45 MMcf per Day
47 Wells Drilled and Producing
DCNR Tract 595
Gross Production: ~85 MMcf per Day
34 Wells Drilled (52 Total Locations)
26 Wells Producing
DCNR Tract 100
Gross Production:  ~240 MMcf per Day
57 Wells Drilled (70 Total Locations)
36 Wells Producing
Gamble
Recently, 30 to 50 future
locations were added in
Lycoming County

Marcellus Shale
EDA – Historical Well Results Are Exceptional

Development Area
Producing
Well Count
Average
IP Rate
(MMcf/d)
Average
7-Day
(MMcf/d)
Average
30-Day
(MMcf/d)
Average
EUR
per Well
(Bcf)
Average
Lateral
Length
EUR per
1,000’ of
Lateral
(Bcfe)
Covington
Tioga
County
47 5.2 4.7 4.1 5.8 4,023’ 1.44
Tract 595
Tioga
County
32 7.4 6.1 5.1 8.1 4,736’ 1.72
Tract 100
Lycoming
County
30 (1) 16.1 14.2 11.9 11.5 5,210’ 2.21
Seneca is the industry leader in Lycoming County
(1) 6 wells currently producing in Tract 100 in Lycoming County, Pa. have been producing less than 30 days and have been excluded from this table.

Upstream

Top Marcellus Breakevens by Operator & County
(Source: ITG Investment Research)
Breakeven NYMEX ($/Mcf)
$5.00
$4.00
$3.00
$2.00
$2.41
$2.79
$2.80
$2.95
$2.95
$2.96
$3.03
$3.06
$3.09
$3.11
$3.21
$3.23
$3.25
$3.33
$3.35
$3.46
$3.54
$3.62
$3.65
$3.69
Citrus (Wyoming)
COG (Susquehanna)
NFG (Lycoming)
CHK (Marshall)
CHK (Wyoming)
CHK (Wetzel)
CHK (Susquehanna)
XOM (Butler)
XOM (Allegheny)
EQT (Greene)
Rice (Greene)
RRC (Washington)
SWM (Bradford)
Chief (Susquehanna)
AB Resources (Marshall)
RRC (Allegheny)
CHK (Bradford)
TENG (Marshall)
NFG (Tioga)
APC (Lycoming)

February 2014

Seneca’s Operations
Seneca’s Lycoming Economics are in the Top 3

Source: ITG IR, raw data provided by didesktop and state agencies
There are an additional 109 breakeven
data points greater than $3.69/Mcf

Upstream

National Fuel

Warren
McKean
Forest
Venango
Cameron
Clearfield

February 2014

Seneca Acreage
Huge Position – Varies in Understanding

Seneca Lease
Seneca Fee
Tier I
~200,000 Acres
Northeast Core
~30,000 acres in NE Core
Tier I Acres
~200,000 acres
Economic at $2.80 to $3.80/Mcfe
Longer-Term Evaluation
~250,000 acres
(Minimal Lease Expiration)
Requires Gas Price Above $4/Mcf
~300,000 acres
Understanding Seneca’s
780,000 Net Acres

Upstream

SRC Fee Acreage
SRC Lease Acreage
EOG Earned JV Acreage
Clermont – Full Development
2 Wells Completed
9H: 7-Day IP of 10 MMcf/d & EUR of 8.6 Bcf
10H: 7-Day IP of 7.4 MMcf/d & EUR of 6.6 Bcf
Rich Valley – Full Development
2 Wells Completed
7-Day IP of 7.8 MMcf/d & EUR of 7.4 Bcf
2nd Well 7-Day IP: 4.5 MMcf/d
Owl's Nest – Delineating
2 High Btu Wells Completed
Church Run – Delineating
1 Well Completed
Hemlock – Delineating
1 Well Planned
Tionesta – Delineating
1 Well Completed
Ridgway – Delineating
1 Well Completed
Heath – Delineating
1 Well Planned
Sulger Farms – Delineating
1 Well Planned
Seneca Operated
2013 Drill Program
2014 Drill Program
Elk
Cameron

February 2014

Marcellus Shale 2013 & 2014 WDA Delineation Program 18

Marcellus Shale
Strong Wells Across WDA Acreage

Well Name
Completion
Design
Treatable
Lateral
Length Stages
Peak
24-Hour
Rate
(MMcfd)
Peak
7-Day
Rate
(MMcfd)
EUR
(Bcf) Status
Rich Valley 27H
RCS¹
6,372’ 42 8.1 7.8 7.4 Producing
Clermont 9H RCS 5,500’ 37 11.4 10.0 8.6 Producing
Clermont 10H Non-RCS 5,565’ 23 8.1 7.3 6.6 Producing
Ridgway 19H RCS 5,537’ 37 7.1 6.4 5-8
Flowback
Test
Church Run 2H RCS 4,435’ 29 4.8 4.5 4-6
Flowback
Test
Owl’s Nest 54H RCS 6,139’ 41 6.1 5.8 4-7
Flowback
Test
Owl’s Nest 59H
RCS; Gel²
5,371’ 36 3.4 3.1 2-4
Flowback
Test
(1) RCS – Reduced Cluster Spacing
(2) Completed using linear gel to place larger proppant near the wellbore

Upstream

SRC Clermont vs. Non-Op JV Clermont
9H
10H
COP 2316 5H
COP 2316 6H
9H: RCS Completion (150' stage spacing)
10H: Standard Completion (240' stage spacing)
Non-Op JV Wells (5H, 6H)
Mcf per Day
Days On
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
0
5
10
15
20
25
30

February 2014

Marcellus Shale
Clermont Wells Improved from Early Non-Op JV Wells

Clermont 5H & 6H (Non-op wells)
Avg. lateral length: 3,344’
Small casing: 4.5”
Restricted pump rates
Wide stage spacing: 350’
No soaking, low Sw’s
Clermont 9H & 10H (Seneca
wells)
Avg. lateral length: >5,500’
Large casing: 5.5”
Increased pump rates
9H (RCS): 150’ spacing
10H (Standard): 240’ spacing
Soaked both wells: 30 Days

Upstream

Marcellus Faults
Marcellus & Basement Faults
Clermont
RCS: 9H 7-day IP: 10.0 MMcf/d (EUR: 8.6 Bcf)
Non-RCS: 10H 7-day IP: 7.4 MMcf/d
Pad N: Spacing Test
9 of 9 Wells Drilled
Rich Valley
7-day IP: 7.8 MMcf/d
EUR: 7.4 BCF
Lateral Length: 6,372'
Pad O
Rich Valley
Pad E
Pad D
Rich Valley 2nd Well
7-day IP: 4.5 MMcf/d
Lateral Length: 4,492'
Pad H
3 of 6 Wells Drilled
JV Wells
Clermont
SRC Fee Acreage
SRC Lease Acreage
200-250 Horizontal Locations

February 2014

Marcellus Shale Rich Valley/Clermont is in Full Development Mode 21

Upstream

SRC Fee Acreage
SRC Lease Acreage
EOG Earned JV Acreage
2014 Hz Appraisal Program
2015+ Locations
Warren
McKean
Forest
Cameron
Clarion
2-4 BCF/well
6 - 8 BCF/well
4 - 6 BCF/well
2-4 BCF/well
4 - 6 BCF/well
Vertical well data base

February 2014

Marcellus Shale 200,000 Acres With 6-8 Bcfe EUR Wells 22 Note: Assumes 6,000’ treated lateral length

Upstream

National Fuel

Prospect	County	Product	Approx. Remaining Locations	EUR (Bcfe)	BTU	IRR[1] @ $4/MMBtu	15% IRR[1] Breakeven Price ($/Mcf)
Tract 100	Lycoming	Dry Gas	34	11.5	1,030	90%	$2.20
Gamble	Lycoming	Dry Gas	29	10-11	1,030	77%	$2.33
Tract 595	Tioga	Dry Gas	20	8.1	1,030	45%	$2.63
Clermont/Rich Valley	Elk/Cameron	Dry Gas	228	6-8	1,050	38%	$2.80
Ridgway	Elk	Dry Gas	450-570	6-8	1,111	26%	$3.30
Hemlock	Elk	Dry Gas	130-170	6-8	1,070	23%	$3.40
Church Run	Elk	Dry Gas	60-70	6-8	1,125	22%	$3.45
(W) West Branch	McKean	Dry Gas	47	6-8	1,050	22%	$3.48
Covington	Tioga	Dry Gas	Developed	5.8	1,030	22%	$3.49
Heath	Jefferson	Dry Gas	260-330	5-8	1,060	19%	$3.65
Sulger Farms	Jefferson	Dry Gas	170-210	5-8	1,020	19%	$3.66
Owl's Nest/James City	Elk/Forest	Dry Gas	120-160	5-8	1,125	18%	$3.69
Boone Mt.	Elk	Dry Gas	230-290	4-6	1,020	18%	$3.76
Church Run	Elk	Wet Gas	40-50	2-4	1,140	13%	$4.32
Tionesta	Forest/Venango	Wet Gas/ Liquids	300-340	4-6	1,325	12%	$4.50
Owl's Nest/James City	Elk/Forest	Wet Gas	150-180	4-6	1,140	11%	$4.51
Mt. Jewett	McKean	Wet Gas	90-110	2-4	1,140	6%	$5.50
Beechwood	Cameron	Dry Gas	210-280	2-4	1,030	2%	$7.14
Red Hill	Cameron	Dry Gas	150-200	2-4	1,030	2%	$7.14

2013 Appraisal prospects — 2014 Appraisal prospects

February 2014

Marcellus Shale 1,700 To 2,000 Economic WDA Locations Below $4/Mcfe 23 (1) Internal Rate of Return (IRR) includes estimated well costs, LOE, and Gathering tariffs anticipated for each prospect

Upstream

National Fuel

PNPL Extent
PNPL Extent
Ashtabula
Crawford
Warren
McKean
Potter
Tioga
Forest
Venango
Trumbull
Mercer
Portage
Clarion
Mahoning
Lawrence
Butler
Stark
Indiana
Cambria
Blair
Huntingdon
Mifflin
Juniata
Perry
Snyder
Centre
Tuscarawas
Cumberland
Bedford
Somerset
Fayette
Fulton
Franklin
Adams

February 2014

Point Pleasant & Utica Shale
Continuing to Delineate; 1 to 2 Wells Planned in FY2014

Permitted
Drilled/Drilling
Completed
Producing
Mt. Jewett
Horizontal: completed September 2013
Peak 24-Hour Rate: 8.5 MMcf/d
Tionesta
Horizontal: Completed Fall 2012
Peak 24-Hour Rate: 3.9 MMcf/d
Rex
9.2 MMcf/d
Chesapeake
6.4 MMcf/d
Range Resources
4.4 MMcf/d
Range Resources
1.4 MMcf/d
“Not Effectively Stimulated”
Halcon
6.6 MMcf/d,
750 Bbls/d
Halcon
2.5 MMcf/d,
360 Bbls/d
Halcon
4.5 MMcf/d,
860 Bbls/d
Eastern Ohio
Point Pleasant Core
Point Pleasant
Northern Boundary

Upstream

National Fuel

6,000
4,500
3,000
1,500
0
Gross Operated Daily Production (Boe/d)
2010
2013
4,500
4,000
500
1,200
1,700
1,500
1,200
1,100
800
1,100
500
North Midway Sunset
South Midway Sunset
South Lost Hills
North Lost Hills
Sespe
East Coalinga

DISTRICT 5
oalinga
Bakersfield
Santa Maria
Lancaster
DISTRICT 2
Ventura
DISTRICT 1

February 2014

California
Stable Production Fields; Modest Growth Potential

East Coalinga
Temblor Formation
Primary
North Lost Hills
Tulare & Etchegoin Formation
Primary/Steamflood
South Lost Hills
Monterey Shale
Primary
North Midway Sunset
Tulare & Potter Formation
Steamflood
South Midway Sunset
Antelope Formation
Steamflood
Sespe
Sespe Formation
Primary
Key Areas of Focus in 2014
1.East Coalinga Evaluation
2.South Midway Sunset Extensions
3.Sespe Coldwater Evaluation

Upstream

Capital Expenditures
Adjusted EBITDA
$ Millions
$250
$200
$150
$100
$50
$0
$171.6
$187.8
$187.6
$226.9
$215.0
$31.4
$27.6
$47.4
$62.9
$104.6
2009
2010
2011
2012
2013
Fiscal Year

February 2014

California Outstanding Cash Flow (1) 26 (1) Adjusted EBITDA and Capital Expenditures represent Seneca Resources Corporation’s West Division, which includes its activity in Kansas

California
Looking Forward

1. Manage decline of base
production
2. Pursue and develop opportunities
for growth from current assets
Sespe
East Coalinga
South Midway Sunset
3. Continue to pursue additional
acquisition and farm-in
opportunities

Upstream

B Pool
A Pool
16X Pool
97X Pool
251 Pool
252 Pool
SE Pool
1000'
Existing Wells
Original Pool Boundary
Extended Pool Boundary

Monthly Production at South Midway Sunset
Daily Production (Boe per day)
2,000
1,500
1,000
500
0
Seneca Acquired in June 2009
Jan-05
Apr-06
Jul-07
Oct-08
Jan-10
Apr-11
Jul-12
Oct-13

➢

➢

➢

➢

➢

February 2014

California
South Midway Sunset Has Delivered Significant Growth

Highlights Since Acquisition
Increased daily production by 130%
Drilled 80 new producers
Added 3.3 MMBO of proven reserves
Increased steam capacity by 280%
Identified opportunities for additional
pool development

Upstream

Seneca 251O & 251V
Extended the 251 Pool to the South & West
Seneca 262S
Extended the S Ext Pool to the West
2012 Drill Program: 21 Wells / 3 Injectors
2013 Drill Program: 23 Wells / 5 Injectors
2014 Drill Program: 23 Wells / 4 Injectors
252 Pool
S Ext Pool
251 Pool
0 ft
50 ft
100 ft
150 ft
252 Pool extended to the South & West by Multiple Wells
2013 Drilling Program: Producers
Injectors
2014 Drilling Locations: Producers
Injectors
Section 19
Section 20
1000'

February 2014

California South MWSS Growth Opportunities Continue into 2014 29

Upstream

National Fuel

Returned to Production
2013 Evaluation Wells
Seneca Lease
Existing Wells
Downspacing Potential
1-acre (~30 locations)
2-acre (~40 locations)
5-acre (~120 locations)
1-Acre Test
48 BOPD
2-Acre Test
18 BOPD
5-Acre Test
54 BOPD
2000’

Monthly Production @ East Coalinga
Daily Production (Boe per Day)
750
500
250
0
Seneca Acquired in January 2013
Jun-09
Mar-10
Dec-10
Sep-11
Jun-12
Mar-13
Dec-13

February 2014

California
Early Success in Farm-In with Chevron at East Coalinga

Highlights Since Acquisition
Achieved highest field production in 10
years
Production increased 130% since 1/2013
Drilled 12 evaluation wells that
confirmed downspacing potential
Returned 40 idle wells back to
production

Upstream

National Fuel

2011 Wells (5)
2012 Wells (6)
2013 Wells (6)
2014 Wells (4)
TC 524-28
IP: 100 BOEPD
1st Oil 10/13
TC 525-28
IP: 160 BOEPD
1st Oil 10/13
1 Mile
29
31
32
27
WS 535-33
IP: 55 BOEPD
1st Oil in 11/13
WS 525-33
IP: 55 BOEPD
1st Oil in 11/13
IP: 110 BOEPD
1st Oil in 8/13
IP: 60 BOEPD
1st Oil in 8/13

"X" SANDS ISOCHORE (Thickness)

February 2014

California
Ongoing Evaluation of Long-Term Sespe Potential

Year Target
# of
Wells
Average IP
(BOEPD)
2011 Sespe (5-Acre Infill) 2 75
2011 Sespe (10-Acre) 3 90
2012 Sespe (5-Acre Infill) 2 70
2012 Coldwater 2 125
2012 Sespe (10 Acre) 2 110
2013 Sespe (5-Acre Infill) 2 55
2013 Coldwater 2 130
2013 Sespe (10 Acre) 2 85

California
Limited Growth Opportunities, But Strong Economics

Field
Average
Well Cost
Average
EUR
(MBO)
Estimated
IRR
@$100/Bbl
Fiscal 2014
Locations
South Midway Sunset $250,000 30 75% 23
East Coalinga $400,000 40 50% 30
Sespe – 5 Acre Infill $2,800,000 150 25% 0
Sespe - Coldwater $2,800,000 180 35% 4

Upstream

Forecast
3-5% CAGR
Average Daily Net Production (BOE per Day)
10,000
9,000
8,000
7,000
6,000
9,056
8,773
9,322
9,078
2010
2011
2012
2013
2014 (Est.)
2015 (Est.)
Fiscal Year

February 2014

California Modest Growth Anticipated in 2014 and 2015 33

Upstream

NESS
BARTON
RICE
MCPHERSON
PAWNEE
DGEMAN
STAFFORD
RENO
EDWARDS
KANSAS
FORD
PRATT
SEDGWICK
KIOWA
KINGMAN
CLARK
COMANCHE
BARBER
HARPER
SUMNER
Unit
30-day IP:
352 BOED
(92% Oil/NGLs)

February 2014

Mississippian Lime
Commencing Evaluation Program in Fiscal 2014

Total Net Acres: 13,615
100% working interest in 4,400
gross acres
55% net working interest in 17,365
gross acres
Negotiated an increase in Seneca’s
working interest and have taken
over as operator
Currently drilling second well
Will drill up to 5 evaluation wells in
2014
The initial entry into the Mississippian Lime play furthers the Company’s goal of maintaining a significant contribution from oil-producing properties

Hedging Overview
How Does Seneca Sell its Production?

Interconnection
with Interstate
Pipeline Network
Gathering
System
3rd Party
Marketer
(or spot market)
Firm Transport
Demand Center
(firm sales or
spot market)
Contracted Basis
Differential
FT Rate
The 1,700 to 2,000 economic locations
at less than $4.00/Mcf are based on a
realized price after gathering
Spot Market

Corporate

Long-Term Firm Sales(1) (MMBtu per Day)

February 2014

Hedging Overview
Firm Sales Provide a Market for Appalachian Production
1
Prices shown represent the sales (netback
price) at the first non-affiliated interstate
pipeline, including the cost of all related
downstream transportation.
(1) Long-term firm sales represent gross volumes

Dominion
105,000
Less: $0.26
Dominion
142,143
Less: $0.44
Dominion
95,000
Less: $0.43
NYMEX
202,745
Less: $0.28
NYMEX
189,091
Less: $0.45
NYMEX
180,000
Less: $0.37
Fixed Price
14,000
$3.18/MMBtu
321,745
331,234
290,000
0
100,000
200,000
300,000
400,000
500,000
Fiscal 2014
2nd Quarter
Summer  2014
(April - October)
Other
Fixed Price Sale
NYMEX
Dominion South Point
(November - March)
Winter 2014/2015

Corporate

National Fuel

Dominion
NYMEX
SoCal
125
100
75
50
25
0
Natural Gas Swaps (Bcf)
82.9
61.5
20.6
77.9
58.9
17.8
53.6
35.7
17.9
41.7
23.8
17.9
5.3
2014(1)
2015
2016
2017
2018
Fiscal Year

February 2014

Hedging Overview Current Natural Gas Hedge Positions 37 (1) 2014 hedge positions are for the remaining nine months of the fiscal year

Hedging Overview
Current Hedge Book has Seneca Positioned Very Well

(1) Hedge positions for fiscal years 2016-2018 reflect the midpoint of Seneca’s target annual production growth (20%) starting with the midpoint of Fiscal 2015 guidance (180-220 Bcfe)
Natural Gas $4.27/Mcf $4.27/Mcf $4.33/Mcf $4.44/Mcf $4.81/Mcf
Crude Oil
$100.22/Bbl $95.90/Bbl $92.97/Bbl $92.30/Bbl $91.00/Bbl
80%
65%
43% 43%
41%
24%
13%
15%
3%
2%
100%
80%
60%
40%
20%
0%
Hedging Policy Range
Oil Hedges
Natural Gas Hedges
Fiscal
2014
Fiscal
2015
Fiscal
2016
Fiscal
2017
Fiscal
2018

Corporate

Total Production (Bcfe)
150
120
90
60
30
0
32 Bcf
44 Bcf
20.6 Bcf
8.4 Bcf
1 Bcf
11 Bcf
17 Bcf
125-143
Price Certainty
Hedge Price - Firm
Sales Differential
Price Certainty
Hedge Price - Firm
Sales Differential
Q1
Production
NYMEX
Firm Sales
DOM
Firm Sales
Fixed Price
Sales
EDA
Spot Sales
WDA
Production
Total
East Division
Production

February 2014

Hedging Overview FY 2014 Production – Firm Sales & Hedge Composition 39 Seneca has an additional ~17.5 Bcf of NYMEX hedges to help mitigate commodity exposure on its sales

Seneca Resources
What Will Seneca Look Like Moving Forward?

Consistent Production Growth: 15-25% CAGR
Driven by a very large, high-quality Appalachian acreage position
Maintain Oil Production  Expand When Possible
Excellent operator and significant cash flow generation
Disciplined Spending Driven by Rates of Return
Pace of development adapts to changing market dynamics
A Leader in Technology, Safety & Environmental Responsibility
Maintain a leadership role in using technology and developing best practices

41 Midstream Businesses Overview

Midstream

CANADA
Lake Ontario
Lake Erie
NY
VT
NH
MA
CT
PA
OH
NJ
WV
MD
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
GATHERING PIPELINES
SENECA RESOURCES ACREAGE

February 2014

Midstream Businesses Positioned to Serve Seneca’s Rapidly Growing Production 42

Midstream

GATHERING PIPELINES
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE
Lake Erie
NY
PA
Clermont
Gathering System
(Under Construction)
Covington
Gathering System
(In-Service)
Trout Run
Gathering System
(In-Service)
TGP 300
Transco
Gathering Interconnects
(In-Service and Under Construction)
Gathering Segment Revenue
Revenue ($ Millions)
$100
$75
$50
$25
$0
$17.5
$34.8
$60-
$72
$80-
$95
2009
2010
2011
2012
2013
2014E
2015E
Fiscal Year

February 2014

Gathering Gathering is the First Step to Reaching a Market 43

Midstream

National Fuel

Fiscal Year Revenue by Project

(Covington & Trout Run Systems)

$ Millions
$100
$75
$50
$25
$0
160
120
80
40
-
Throughput (MMDth)
$14
$2
$16
$17
$15-$17
$41-$50
2010
2011
2012
2013
2014 (Est.)
Covington
Trout Run
Total Throughput

Bradford County
TGP
Mansfield
Wellsboro
Covington
COVINGTON GATHERING SYSTEM
Blossburg
Tioga County
Morris
TROUT RUN GATHERING SYSTEM
Lycoming County
Trout Run
Waterville
Cogan Station
TRANSCO
Williamsport
Clinton County
Linden
COMPRESSOR STATION
DEHYDRATION FACILITIES
Interconnects

February 2014

Gathering
Existing Systems Supporting Seneca’s Near-Term Growth

Covington Gathering System
In-service date: November 2009
Capacity: 220,000 Dth per day
Interconnect: TGP 300
Capital expenditures (to date): $28.3 million
Capital expenditures (future): $7.5 million
Trout Run Gathering System
In-service date: May 2012
Capacity: 466,000 to 585,000 Dth per day
Interconnect: Transco – Leidy Lateral
Capital expenditures (to date): $137 million
Capital expenditures (future): $60 to $90 million

Midstream

Compressor Station
Interconnect
TGP 300
DOMINION
McKean County
Elk County
Cameron County
NATIONAL FUEL
CLERMONT 2014 EXPANSION
CLERMONT FUTURE EXPANSION
SENECA RESOURCES ACREAGE

February 2014

Gathering
Clermont Gathering System has Large Expandability

Clermont Gathering
System
In-Service: Ongoing build-out
Ultimate Trunkline Capacity:
700 to 1,000 MMcf per day
Interconnects
TGP 300 and National Fuel
Gas Supply Corporation
(anticipated)
Capital:
2014: $60- $92 million
2015: $75 - $125 million
Seneca Pads Connected
Up to 25 pads connected
following the 2015
expansion

Midstream

Revenue
Cumulative Capital Invested
Revenue Growth (2013 to 2015): ~60% CAGR
Capital Investment (2013 to 2015): ~60% CAGR
Capital Expenditures ($ Millions)
Revenue ($ Millions)
$500
$400
$300
$200
$100
$0
$150
$120
$90
$60
$30
$0
$368-$468
$268-$318
$80-$95
$60-$72
$168
$113
$34.8
$17.5
2009
2010
2011
2012
2013
2014 Forecast
2015 Forecast
Fiscal Year

February 2014

Gathering Capital Deployment Will Deliver Long-Term Growth 46

Midstream

National Fuel

NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
GATHERING PIPELINES
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE
CANADA
Lake Ontario
To Dawn
Lake Erie
NY
VT
NH
MA
CT
PA
OH
NJ
WV
MD

February 2014

Pipeline & Storage Project Opportunities to Support WDA Growth 47 Develop multiple outlets to high-value markets

Midstream

Eastern Canada (Dawn) is Currently a Premium Priced Market

$10.00
$7.50
$5.00
$2.50
$0.00
$ per MMBtu
Dawn to Dominion South Point
Dawn to TGP 300 - Zone 4
Nov-12
Dec-12
Dec-12
Jan-13
Mar-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14

February 2014

Pipeline & Storage Northeast PA Spot Markets are Heavily Discounted 48

Midstream
National Fuel

CANADA
Lake Ontar
Clermont to Chippawa
(2016)
NY
Northern Access 2015
(November 2015)
Lake Erie
Clermont
PA
OH
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
SENECA RESOURCES ACREAGE

February 2014

Pipeline & Storage
Expansions to Move Gas from the WDA are Significant

Projects to Support WDA Growth
Project Capacity (Dth/day)
Northern Access 2015 140,000
Clermont to Chippawa 350,000
Total New Capacity 490,000
Project Capital Cost
Northern Access 2015 $67 million
Clermont to Chippawa $360 million
Total Capital
Expenditures
$427 million

Midstream

National Fuel

CANADA
Lake Huron
Lake Ontario
Lake Erie
Tioga County Extension
Northern Access 2013
Line N Projects
OH
NJ
WV
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

[redacted]

February 2014

Pipeline & Storage
Recent 3
rd
Party Expansions Have Been Highly Successful

Completed Expansions
for 3 Parties
Project
Capacity
(Dth/day)
Northern Access 2013 320,000
Tioga County Extension 350,000
Line N (2011, 2012 & 2013) 353,000
Total New Capacity 1,023,000
Project Capital Cost
Northern Access 2013 $72 million
Tioga County Extension $58 million
Line N (2011, 2012 & 2013) $104 million
Total Capital Expenditures $234 million
rd

Midstream
National Fuel

CANADA
Lake Ontario
Lake Erie
OH
PA
WV
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

February 2014

Pipeline & Storage
Additional Line N Expansions Planned for the Future

In-Service: November 2014
System: NFG Supply Corp.
Capacity: 105,000 Dth per day
Precedent agreements signed for all
available capacity
Interconnect
Mercer (TGP Station 219)
Total Cost: $34 Million
Expansion: $30 million
System Modernization: $4 million
Major Facilities
3,550 HP Compressor
2.1 miles – 24” Replacement Pipeline
Mercer Expansion
Mercer
(TGP Station 219)
Mercer
Expansion

Midstream

National Fuel

CANADA
Lake Ontario
Lake Erie
OH
PA
WV
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

February 2014

Mercer
(TGP Station 219)
Pipeline & Storage
Pairing Line N Expansions with System Modernization

In-Service: November 2015
System: NFG Supply Corp.
Capacity: 175,000 Dth per day
Precedent agreements signed for all
available capacity
Interconnect
Mercer (TGP Station 219)
Holbrook (TETCO)
Total Cost: $76 Million
Expansion: $39 million
System Modernization: $37 million
Major Facilities
3,550 HP Compressor
23.3 miles – 24” Replacement Pipeline
Westside Expansion &
Modernization
Holbrook (TETCO)
Westside
Expansion &
Modernization

Midstream

CANADA
Lake Ontario
NY
Lake Erie
OH
PA
NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES

February 2014

Pipeline & Storage
Developing Unique Solutions for Shippers

In-Service: November 2015
System: NFG Supply & Empire Pipeline
New No-Notice Services
Preserving 172,500 Dth per day (RG&E)
Preserving 20,000 Dth per day (NYSEG)
Precedent agreement executed with
RG&E
Capacity
Transportation: 69,000 Dth per day
Retained Storage: 3.3 Bcf
Interconnect
Tuscarora (NFG/Supply)
Total Cost: $45 Million
Major Facilities
1,500 HP Compressor
17 miles – 12” Replacement Pipeline
Tuscarora Lateral
Tuscarora
Lateral

Midstream

NATIONAL FUEL
MAJOR TRANSMISSION PIPELINES
Lake
Lake Erie
OH

February 2014

Pipeline & Storage
Significant Expansions Are Driving Growth

Completed Projects (Since 2009)
Recent Capacity Additions
1,113,000
Dth/day
Line N Corridor
Line “N” Expansion
Line “N” 2012 Expansion
Line “N” 2013 Expansion
Mercer Expansion
West Side Expansion
Total Capacity
633 MDth/d
Delivering Gas North
Tioga County Extension
Northern Access
Northern Access 2015
Clermont to Chippawa
Total Capacity
1,160 MDth/d
Leaving the WDA
Lamont Compressor
Tuscarora Lateral
Total Capacity
159 MDth/d
Planned Projects (2014 -2015)
Precedent Agreements Executed
Planned Capacity Additions
489,000
Dth/day
Potential Projects (2016+)
Currently Evaluating
Potential Capacity Additions
350,000
Dth/day
Total (2009-2016+)
Capacity Additions
1,952,000
Dth/day

Midstream

National Fuel

Annual Expansion Revenue
Projects Placed in Service Since Fiscal 2011
Expansion Project Revenue ($ Millions)
$200
$150
$100
$50
$0
$4
$37
$59
$60
$65
$91
2011
2012
2013
2014 (Est.)
2015 (Est.)
2016 (Est.)
2017 (Est.)
2018 (Est.)
Fiscal Year

February 2014

Pipeline & Storage Expansion Project Revenue Growth 55 Larger projects under consideration for fiscal 2016 and 2017 will drive significant revenue growth

56 Utility Overview

Downstream

CANADA
Lake Ontario
NY
Lake Erie
OH
PA
NJ
UTILITY SERVICE AREA

February 2014

Utility
New York & Pennsylvania Service Territories

New York
Total Customers: 522,000
Rate Mechanisms:
Revenue Decoupling
Weather Normalization
Low Income Rates
Choice Program/Purchase of
Receivables
Merchant Function Charge
(Uncollectibles Adjustment)
90/10 Sharing (Large Customers)
Natural Gas Vehicle Pilot Program
ROE: 9.1% (Litigated - 2007)
Pennsylvania
Total Customers: 213,000
Rate Mechanisms:
Low Income Rates
Choice Program/Purchase of
Receivables
Merchant Function Charge
ROE: Black Box Settlement (2007)

Downstream

National Fuel

Residential Usage
Usage Per Account(1) (Mcf)
120
110
100
90
80
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
12-Months Ended Sept 30

Industrial Usage
Usage Per Account(1) (MMcf)
35
30
25
20
15
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
12-Months Ended Sept 30

February 2014

Utility Customer Usage 58 (1) Weighted Average of New York and Pennsylvania service territories (assumes normal weather)

Downstream

$250
$200
$150
$100
$50
$0
O&M Expense ($ Millions)
$203
$191
$181
$179
$177
$178
$182
$25
$27
$14
$11
$9
$6
$6
$178
$164
$167
$168
$168
$172
$176
2008
2009
2010
2011
2012
2013
12 Months Ended 12/31/13
Fiscal Year
All Other O&M Expenses
O&M Uncollectible Expense

February 2014

Utility Continued Cost Control Helps Provide Earnings Stability 59

Downstream

$100
$80
$60
$40
$20
$0
Capital Expenditures ($ Millions)
Capital Expenditures for Safety
Total Capital Expenditures
$56.2
$58.0
$58.4
$58.3
$72.0
$90-$100
$90-$100
$44.4
$45.0
$44.3
$43.8
$48.1
2009
2010
2011
2012
2013
2014 Forecast
2015 Forecast
Fiscal Year

February 2014

Utility Capital Spending Largely Focused on Maintenance 60 The Utility remains focused on spending to maintain the ongoing safety and reliability of its system

Utility
Achieved a Settlement in New York

March 27, 2013
Filed a plan with the
NY PSC to adopt an
earnings sharing and
stabilization
mechanism on
earnings above a
9.96% ROE
April 19, 2013
NY PSC issued an
Order to Show Cause
(OTSC) commencing
a proceeding to
establish “temporary
rates”
June 1, 2013
OTSC
suggests
“temporary
rates” could
become
effective
Following further proceedings,
we anticipate that the PSC will
consider the Joint Proposal in
March or April 2014
May 8, 2013
Company responds
to OTSC
June 14, 2013
“Temporary rates”
become effective
July 26, 2013
Settlement
discussions
commence for
permanent
rates
December 6, 2013
Joint Proposal filed
October 1, 2013
Effective date of
two-year rate plan
under proposed
settlement

Corporate

National Fuel

		A Future of Opportunity
Adjusted EBITDA Growth	**10% CAGR** *Since 2009*	**10-15% CAGR** *2014 to 2018*
Production Growth	**30% CAGR** *Since 2009*	**15-25% CAGR** *2014 to 2018*
Midstream Businesses Adjusted EBITDA	**10% CAGR** *Since 2009*	**10-15% CAGR** *2014 to 2018*

February 2014

National Fuel Gas Company
A History of Success & A Future of Opportunity

A History of Success
Note: A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings is included at the end of this presentation.

63 Appendix

National Fuel Gas Company
Current Hedge Positions

Fiscal
Year
NYMEX
Volume
(Bcf)
Average
Price
($/Mcf)
Dominion
Volume
(Bcf)
Average
Price
($/Mcf)
SoCal
Volume
(Bcf)
Average
SoCal
Price
Total
Volume
(Bcf)
Average
Price
($/Mcf)
2014
(1)
61.5 $4.27 20.6 $4.26 0.9 $4.57 82.9 $4.27
2015
58.9 $4.32 17.8 $4.07 1.1 $4.57 77.9 $4.27
2016
35.7 $4.46 17.9 $4.07 - - 53.6 $4.33
2017
23.8 $4.71 17.9 $4.07 - - 41.7 $4.44
2018
5.3 $4.81 - - - - 5.3 $4.81
Natural Gas Hedges
Fiscal
Year
MWSS
Volume
(MMBbl)
Average
Price
($/Bbl)
Brent
Volume
(MMBbl)
Average
Price
($/Bbl)
NYMEX
Volume
(MMBbl)
Average
Price
($/Bbl)
Total
Volume
(MMBbl)
Average
Price
($/Bbl)
2014
(1)
0.47 $95.68 1.01 $102.32 - - 1.48 $100.22
2015
- - 0.90 $98.42 0.40 $90.14 1.30 $95.90
2016
- - 0.93 $95.18 0.30 $86.09 1.23 $92.97
2017
- - 0.38 $92.30 - - 0.38 $92.30
2018
- - 0.08 $91.00 - - 0.08 $91.00
Crude Oil Hedges
(1) 2014 hedge positions are for the remaining nine months of the fiscal year

National Fuel Gas Company
Comparable GAAP Financial Measure Slides and Reconciliations

This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow.
The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the
Company’s ongoing operating results, for measuring the Company’s cash flow and liquidity, and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes.
The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.
The Company defines Adjusted EBITDA as reported GAAP earnings before the following items: interest expense, depreciation, depletion and amortization, interest and other income, impairments, items impacting comparability and income taxes.

Reconciliation of Adjusted EBITDA to Consolidated Net Income
($ Thousands)
FY 2009 FY 2010 FY 2011 FY 2012
Exploration & Production - West Division Adjusted EBITDA 171,572 $            187,838 $            187,603 $            226,897 $            215,042 $               212,540 $
Exploration & Production - All Other Divisions Adjusted EBITDA 108,139               139,624               189,854               170,232               277,341                  308,975
Total Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            492,383 $               521,515 $
Total Adjusted EBITDA
Exploration & Production Adjusted EBITDA 279,711 $            327,462 $            377,457 $            397,129 $            492,383 $               521,515 $
Pipeline & Storage Adjusted EBITDA 130,857               120,858               111,474               136,914               161,226
168,747
Gathering Adjusted EBITDA (141)                       2,021                     9,386                     14,814                  29,777                     38,564
Utility Adjusted EBITDA 164,443               167,328               168,540               159,986               171,669
173,644
Energy Marketing Adjusted EBITDA 11,589                  13,573                  13,178                  5,945                     6,963
8,797
Corporate & All Other Adjusted EBITDA (5,434)                   408                        (12,346)                (10,674)                (9,920)
(9,012)
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            852,098 $               902,255 $
Total Adjusted EBITDA 581,025 $            631,650 $            667,689 $            704,114 $            852,098 $               902,255 $
Minus: Net Interest Expense (81,013)                (90,217)                (75,205)                (82,551)                (89,776)                   (91,780)
Plus:  Other Income 9,762                     6,126                     5,947                     5,133                     4,697                        3,510
Minus: Income Tax Expense (52,859)                (137,227)              (164,381)              (150,554)              (172,758)                 (184,633)
Minus: Depreciation, Depletion & Amortization (170,620)              (191,199)              (226,527)              (271,530)              (326,760)                 (347,543)
Minus: Impairment of Oil and Gas Properties (E&P) (182,811)              -                         -                         -                         -                            -
Plus/Minus: Income/(Loss) from Discontinued Operations, Net of Tax (Corp. & All Other) (2,776)                   6,780                     -                         -                         -                            -
Plus: Gain on Sale of Unconsolidated Subsidiaries (Corp. & All Other) -                         -                         50,879                  -                         -                            -
Plus: Elimination of Other Post-Retirement Regulatory Liability (P&S) -                         -                         -                         21,672                  -                            -
Minus: Pennsylvania Impact Fee Related to Prior Fiscal Years (E&P) -                         -                         -                         (6,206)                   -                            -
Minus: New York Regulatory Adjustment (Utility) -                         -                         -                         -                         (7,500)                      (7,500)
Rounding -                         -                         -                         (1)                            -                            -
Consolidated Net Income 100,708 $            225,913 $            258,402 $            220,077 $            260,001 $               274,309 $
Consolidated Debt to Total Adjusted EBITDA
Long-Term Debt, Net of Current Portion (End of Period)
1,249,000 $         1,049,000 $         899,000 $            1,149,000 $         1,649,000 $           1,649,000 $
Current Portion of Long-Term Debt (End of Period)
-                         200,000               150,000               250,000               -                            -
Notes Payable to Banks and Commercial Paper (End of Period) -                    -                    40,000             171,000            -                      -
Total Debt (End of Period) 1,249,000 $      1,249,000 $      1,089,000 $      1,570,000 $      1,649,000 $        1,649,000 $
Long-Term Debt, Net of Current Portion (Start of Period) 999,000            1,249,000         1,049,000         899,000            1,149,000           1,149,000
Current Portion of Long-Term Debt (Start of Period) 100,000            -                    200,000            150,000            250,000              250,000
Notes Payable to Banks and Commercial Paper (Start of Period) -                    -                    -                    40,000             171,000              238,000
Total Debt (Start of Period) 1,099,000 $      1,249,000 $      1,249,000 $      1,089,000 $      1,570,000 $        1,637,000 $
Average Total Debt 1,174,000 $      1,249,000 $      1,169,000 $      1,329,500 $      1,609,500 $        1,643,000 $
Average Total Debt to Total Adjusted EBITDA 2.02                 1.98                 1.75                 1.89                 1.89                   1.82
FY 2013
12-Months
Ended 12/31/13

Reconciliation of Segment Capital Expenditures to
Consolidated Capital Expenditures
($ Thousands)
FY 2014
FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 Forecast
Capital Expenditures from Continuing Operations
Exploration & Production Capital Expenditures 188,290 $  398,174 $        648,815 $        693,810 $        533,129 $        $550,000-650,000
Pipeline & Storage Capital Expenditures 52,504 37,894 129,206 144,167 56,144 $          $115,000-135,000
Gathering Segment Capital Expenditures 9,433 6,538 17,021 80,012 54,792 $          $100,000-150,000
Utility Capital Expenditures 56,178 57,973 58,398 58,284 71,970 $          $90,000-100,000
Energy Marketing, Corporate & All Other Capital Expenditures 396 773 746 1,121 1,062 $            -
Total Capital Expenditures from Continuing Operations 306,801 $  501,352 $        854,186 $        977,394 $        717,097 $        $855,000-1,035,000
Capital Expenditures from Discountinued Operations
All Other Capital Expenditures 216 150 $                 - $                  - $                  - $                  - $
Plus (Minus) Accrued Capital Expenditures
Exploration & Production FY 2013 Accrued Capital Expenditures - $           - $                  - $                  - $                  (58,478) $         - $
Exploration & Production FY 2012 Accrued Capital Expenditures - - - (38,861) 38,861 -
Exploration & Production FY 2011 Accrued Capital Expenditures - - (103,287) 103,287 - -
Exploration & Production FY 2010 Accrued Capital Expenditures - (78,633) 78,633 - - -
Exploration & Production FY 2009 Accrued Capital Expenditures (9,093) 19,517 - - - -
Pipeline & Storage FY 2013 Accrued Capital Expenditures - - - - (5,633) -
Pipeline & Storage FY 2012 Accrued Capital Expenditures - - - (12,699) 12,699 -
Pipeline & Storage FY 2011 Accrued Capital Expenditures - - (16,431) 16,431 - -
Pipeline & Storage FY 2010 Accrued Capital Expenditures - - 3,681 - - -
Pipeline & Storage FY 2008 Accrued Capital Expenditures 16,768 - - - - -
Gathering FY 2013 Accrued Capital Expenditures - - - - (6,700) -
Gathering FY 2012 Accrued Capital Expenditures - - - (12,690) 12,690 -
Gathering FY 2011 Accrued Capital Expenditures - - (3,079) 3,079 - -
Gathering FY 2009 Accrued Capital Expenditures (715) 715 - - - -
Utility FY 2013 Accrued Capital Expenditures - - - - (10,328) -
Utility FY 2012 Accrued Capital Expenditures - - - (3,253) 3,253 -
Utility FY 2011 Accrued Capital Expenditures - - (2,319) 2,319 - -
Utility FY 2010 Accrued Capital Expenditures - - 2,894 - - -
Total Accrued Capital Expenditures 6,960 $       (58,401) $         (39,908) $         57,613 $          (13,636) $         - $
Eliminations (344) $         - $                  - $                  - $                  - $                  - $
Total Capital Expenditures per Statement of Cash Flows 313,633 $  443,101 $        814,278 $        1,035,007 $    703,461 $        $855,000-1,035,000